ODYNE CORPORATION
89 Cabot Court, Suite L
Hauppauge, New York 11788

March 27, 2008

The Quercus Trust
1835 Newport Blvd.
A109-PMB 467
Costa Mesa, California 92627

Spinel Finance LLC
310 East Shore Road, Suite 311
Great Neck, New York 11023

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement, dated as of March __, 2008 (the “Purchase Agreement”), by and between Odyne Corporation, a Delaware corporation (the “Company”), and each of the several purchasers named in Exhibit A attached thereto (the “Purchasers”), pursuant to which the Company has agreed to issue and sell to the Purchasers an aggregate of up to 11,666,667 shares of Common Stock and warrants to purchase up to an equivalent number of shares of Common Stock. All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement and the Warrants (as defined in the Purchase Agreement), respectively.

The Company hereby agrees to the following:

(a) Within 150 calendar days following the Closing Date, the Company shall cause a registration statement on Form S-3 (or Form S-1 or such other Form appropriate for such purpose) (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act with respect to (i) the Shares and (ii) the Warrant Shares to be issued to or on behalf of the Purchasers at the Closing pursuant to Section 2.1 of the Purchase Agreement (together, the “Registrable Securities”). Such Registration Statement (and any additional registration statement) shall contain the "Plan of Distribution" attached hereto as Annex A. The Company shall cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than 240 calendar days following the Closing Date (the “Outside Date”), and shall use its reasonable best efforts to keep the Registration Statement continuously effective for three years after the effective date of the Registration Statement (the “Effectiveness Period”). By 5:00 p.m. (New York City time) on the Business Day immediately following the effective date of such Registration Statement (or any additional registration statement), the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (or any additional registration statement), whether or not such filing is technically required under such Rule. For purposes of this Agreement, “registration statement” refers to any registration statement (including the Registration Statement) covering the Registrable Securities or listing either of the Purchasers as a “Selling Stockholder.”

(b) (i) Notwithstanding anything to the contrary contained in this Agreement, if the staff of the Commission (the “Staff”), or the Commission, seeks to characterize any offering pursuant to a registration statement filed in accordance with this Agreement as constituting a primary offering of securities by or on behalf of the Company, or in any other manner, such that the Staff or the Commission does not permit such registration statement (including the Registration Statement) to become effective and used for resales in a continuous at the market offering pursuant to Rule 415 under the Securities Act by the Purchasers (or as otherwise may be acceptable to each Purchaser) without being named therein as “underwriters” (a “Resale Registration Statement”), and the Company has used its best efforts to contest such determination and in such regard uses its reasonable best efforts to cause the Commission to permit the affected Purchasers or their respective counsel to participate in Commission conversations on such issues with the Company and the Company timely conveys relevant information concerning such issues with the affected Purchasers and their respective counsel, then the Company shall have the right to reduce the number of Registrable Securities to be included in such registration statement by all Purchasers, to the extent that the Staff or the Commission shall permit such registration statement to become effective as a Resale Registration Statement. In making such reduction, subject to the last sentence of this paragraph (b)(i), the Company shall reduce the number of Registrable Securities (first as to any Shares and second as to any Warrant Shares) to be included by all Purchasers on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Purchaser), unless the inclusion of Registrable Securities by a particular Purchaser or a particular type of Purchasers is the cause of the refusal by the Staff or the Commission to allow such registration statement to become effective as a Resale Registration Statement, in which event the Registrable Securities held by such Purchaser or type of Purchasers shall be the only Registrable Securities subject to reduction (and if by a set of Purchasers on a pro rata basis with respect to such Purchasers or on such other basis as would result in the exclusion of the least number of shares by all such Purchasers). In addition, if the Staff or the Commission requires any Purchaser seeking to sell under a Registration Statement filed pursuant to this Agreement to be identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Purchaser does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall be entitled, following good faith discussions with the Staff and/or the Commission and the affected Purchaser, to reduce the total number of Registrable Securities to be registered on behalf of such Purchaser, until such time as the Staff or the Commission does not require such identification. Notwithstanding the foregoing, any reduction pursuant to this paragraph (b)(i) shall first be applied pro-rata to (i) any securities not issued pursuant to the Purchase Agreement and (ii) any securities issued or issuable to any placement agent in connection with the transactions contemplated by the Purchase Agreement.

(ii) In the event of any reduction in Registrable Securities to be included in a registration statement (including the Registration Statement) pursuant to this paragraph, an affected Purchaser shall have the right, upon delivery of a written request to the Company signed by such Purchaser, to require the Company to file an additional registration statement(s) on Form S-3 (or Form S-1 or such other Form appropriate for such purpose) with the Commission under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act within 90 calendar days after the Company’s receipt of any such request (the “Additional Filing Date”) for resale by such Purchaser, in a manner reasonably acceptable to such Purchaser, of any Registrable Securities which are not then covered by an existing and effective registration statement (including the Registration Statement) and the Company shall following such request use its reasonable best efforts to cause such additional registration statement(s) to be declared effective under the Securities Act as soon as possible but, in any event, no later than 60 calendar days following the applicable Additional Filing Date (the “Additional Outside Date”), and kept continuously effective for three years after the effective date of any such registration statement (in each such case, the “Additional Effectiveness Period”) (it being understood that the demand right under this sentence may be exercised by a Purchaser multiple times and with respect to limited amounts of Registrable Securities to the extent limitations are required in order to permit the resale thereof by such Purchaser pursuant to a Resale Registration Statement as contemplated above); and the Company shall otherwise use its reasonable best efforts to satisfy the registration rights set forth in this Agreement as promptly as practicable.

(c) If for any reason or for no reason whatsoever, either (i) the Registration Statement is not declared effective by the Commission prior to the Outside Date or any additional registration statement is not filed by the Additional Filing Date or is not declared effective by the Commission prior to the Additional Outside Date, or (ii) after the effective date of the Registration Statement (or any additional registration statement), without regard for the reason thereunder or efforts therefor, such Registration Statement (or any additional registration statement) ceases for any reason to be effective and available to the Purchasers as to such Registrable Securities to which it is required to cover at any time prior to the expiration of the Effectiveness Period or Additional Effectiveness Period, as the case may be, for more than an aggregate of 30 Trading Days (which need not be consecutive), or (iii) following the expiration of the Effectiveness Period or any Additional Effectiveness Period, any portion of this Warrant remains outstanding and/or unexercised, as to any Warrant Shares previously covered by the respective existing and effective registration statement, then in any such case, a Purchaser may notify the Company in a Notice of Cashless Exercise, attached as Exhibit B to the Warrant, of its election to utilize cashless exercise under the Warrant relating to the Warrant Shares that are not then covered by an existing and effective registration statement (including the Registration Statement) (but only after exercising for cash Warrant Shares that are then covered by an existing and effective registration statement (including the Registration Statement)), in which event the Company shall issue to the Purchaser the number of Warrant Shares determined in accordance with the cashless exercise provisions of the Warrant.

(d) Until the Registration Statement (or any additional registration statement) has become effective under the Securities Act, each certificate representing the Registrable Securities, and all certificates and instruments issued in transfer thereof, shall be endorsed with the restrictive legend as set forth in Section 6.2 of the Purchase Agreement. Upon the effectiveness of the Registration Statement (or any additional registration statement), the Company shall, upon the request of any Purchaser, issue to such Purchaser a replacement certificate without such legend in exchange for any such legended certificate (as to the Shares) and issue to such Purchaser upon exercise of its Warrants a certificate without such legend in any and all cases in accordance with the provisions of the Purchase Agreement.

(e) Each Purchaser agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). Not less than four Trading Days prior to the filing of the Registration Statement (or any additional registration statement) or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Purchaser copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed which documents will be subject to the review of such Purchaser. The Company shall not file a registration statement (including the Registration Statement), any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Purchaser in its Selling Holder Questionnaire (as amended or supplemented). The Company will not name the Purchaser as an “underwriter” in any registration statement without the Purchaser’s prior written consent.

(f) The Company shall (i) prepare and file with the Commission such amendments, including post-effective amendments, to such Registration Statement (or any additional registration statement) and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement (or any additional registration statement) continuously effective as to the applicable Registrable Securities for its Effectiveness Period or Additional Effectiveness Period, as the case may be, and prepare and file with the Commission such additional registration statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement (and any additional registration statements) or any amendment thereto and, as promptly as reasonably possible provide the Purchasers true and complete copies of all correspondence from and to the Commission relating to such Registration Statement (and any additional registration statements) that would not result in the disclosure to the Purchasers of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement (and any additional registration statement) and the disposition of all Registrable Securities covered by each registration statement (including the Registration Statement).

(g) The Company shall notify the Purchasers as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing and, in the case of (v) below, not less than three Trading Days prior to the financial statements in any registration statement (including the Registration Statement) becoming ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to any registration statement (including the Registration Statement) is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of any registration statement (including the Registration Statement) and whenever the Commission comments in writing on any registration statement (including the Registration Statement) (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Purchasers that pertain to the Purchasers as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each registration statement (including the Registration Statement) or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a registration statement (including the Registration Statement) or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement (including the Registration Statement) covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a registration statement (including the Registration Statement) ineligible for inclusion therein or any statement made in a registration statement (including the Registration Statement) or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such registration statement (including the Registration Statement), Prospectus or other documents so that, in the case of such registration statement (including the Registration Statement) or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon the occurrence of any event contemplated by clause (v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected registration statements (including the Registration Statement) or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no registration statement (including the Registration Statement) nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) The Company shall furnish to all Purchasers, at the Company’s expense, such number of copies of any registration statement (including the Registration Statement) and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such Purchasers may reasonably request in order to facilitate the public offering of their shares of Common Stock.

(i) The Company shall promptly, at the Company’s expense, use its reasonable best efforts to register or qualify any shares of Common Stock covered by any registration statement (including the Registration Statement) under such state securities or blue sky laws of such jurisdictions as such Purchasers participating in such registration may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified.

(j) The Company shall notify the Purchasers, promptly after it shall receive notice thereof, of the date and time when any registration statement (including the Registration Statement) and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of any registration statement (including the Registration Statement) has been filed.

(k) The Company shall advise the Purchasers, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of any registration statement (including the Registration Statement) or the initiation or threatening of any proceeding for the purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

(l) All registration-related fees and expenses incident to the performance of or compliance with this Agreement incurred by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a registration statement (including the Registration Statement).

(m) Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders to be so included.

(n) (i) The Company hereby agrees to indemnify and hold harmless each Purchaser, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person from and against (collectively, a “Purchaser Party”), and agrees to reimburse such Purchaser Party with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which such Purchaser Party may become subject, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement (or any additional registration statements), any prospectus contained therein, or any amendment or supplement thereto, or are caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such Purchaser for use in the preparation thereof; provided further, however, that this indemnity is subject to the condition that insofar as it relates to any untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the final prospectus, such indemnity shall not inure to the benefit of any Purchaser Party if a copy of the final prospectus was not furnished to the Person asserting the claim, action, demand, loss, damage or liability.

(ii) Each Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its officers, directors, agents and employees and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, agents and employees and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company, its officers, directors, agents and employees or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished in writing by such Purchaser for use in the preparation thereof. In no event shall the liability of any Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(iii) If any claim shall be asserted against any person (an “Indemnified Person”) for which such Person intends to seek indemnification pursuant to Section (m)(i) or (ii), as the case may be, such Indemnified Person shall give prompt written notice to the Company or the Purchaser, as the case may be, of the nature of such claim, but the failure to give such notice shall not relieve the Company or the Purchasers, as the case may be, of their obligations under this Section (m) unless it or they have been prejudiced substantially thereby. The Company or the Purchasers shall have the exclusive right to conduct, at their expense, through counsel of its or their own choosing, which counsel is approved by the Indemnified Person (which approval may not be unreasonably withheld), the defense of any such claim, and may compromise or settle such claims solely with the prior written consent of Company or the Purchaser, as applicable (which consent shall not be unreasonably withheld). Unless otherwise waived in writing any such compromise or settlement shall include a full release of liability.

(o) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(p) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

The Company hereby confirms that this Agreement has been duly authorized by its Board of Directors.

If the foregoing is acceptable to you, please sign below where indicated and return a copy of this letter to the Company, whereupon this letter shall become a binding agreement between us.

ODYNE CORPORATION

By:      /s/ Alan Tannenbaum
Alan Tannenbaum
Chief Executive Officer
Agreed to and Accepted:

THE QUERCUS TRUST

By:____________________________
      Name:
      Title:

SPINEL FINANCE LLC

By:____________________________
      Name:
      Title:

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv)the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this Registration Statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Annex B

ODYNE CORPORATION

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of Odyne Corporation, a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of March __, 2007 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3. Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐  No ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐  No ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐  No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7. The Company has advised each Selling Stockholder that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65. If a Selling Stockholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By: Name: Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Odyne Corporation
89 Cabot Court, Suite L
Hauppauge, New York 11788
Attention: Mr. Joshua A. Hauser
President and Chief Operating Officer